                                   AGREEMENT

     AGREEMENT made as of this 31st day of October, 1997, by and between Mr. M. Lee Hibbs ("Mr. Hibbs" or "Hibbs") and BioTrack, Inc., a Delaware corporation with a principal place of business at Riverside Technology Center, 840 Memorial Drive, 4th Floor, Cambridge, MA 02139 (the "Company"), a subsidiary of DynaGen, Inc. ("DynaGen").

     WHEREAS, the Company believes it to be to its advantage to ensure that Mr. Hibbs renders services to the Company as hereinafter provided; and

     WHEREAS, Mr. Hibbs' senior managerial position requires that he be trusted with extensive confidential information and trade secrets of the Company and that he develop a thorough and comprehensive knowledge of all details of the Company's business, including, but not limited to, information relating to research, development, inventions, manufacturing, purchasing, accounting, engineering, marketing, distribution and licensing of the Company's products and services;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and obligations herein contained, the parties hereto agree as follows:

     1.   Position and Responsibilities.

     (A) Consulting Agreement. From the date of execution of this Agreement until December 22, 1997, Mr. Hibbs agrees to serve as a consultant to DynaGen pursuant to the terms and conditions of the Consulting Agreement attached hereto as Exhibit A.

     (B) Chief Executive Officer. Effective December 23, 1997, Mr. Hibbs agrees to serve as Chief Executive Officer of the Company. Mr. Hibbs shall at all times report to, and his activities shall at all times be subject to the direction and control of, the Board of Directors of the Company, and Mr. Hibbs shall exercise such powers and comply with and perform, faithfully and to the best of his ability, such directions and duties in relation to the business and affairs of the Company as may from time to time be vested in or requested of him by the Board and shall use his best efforts to improve and extend the business of the Company. Mr. Hibbs agrees to devote all of his business time, attention and services to the diligent, faithful and competent discharge of such duties for the successful operation of the Company's business. Mr. Hibbs will have authority over the hiring and firing of all employees, consultants, agents, and other parties working for the Company.

     (C)  Director Nomination.

          (i) The Board of Directors of the Company shall nominate and appoint Mr. Hibbs as a director of the Company. Thereafter, during the term of this Agreement, the Board of Directors of the Company shall designate and nominate Mr. Hibbs as a director of the Company and, if elected by the stockholders of the Company, Mr. Hibbs shall accept such position and diligently perform the duties arising from such position. The Board of Directors of the Company will use its best efforts to cause Mr. Hibbs to be elected as a director after nomination.

          (ii) The Board of Directors of the Company shall nominate and appoint an individual designated by Mr. Hibbs as a director of the Company. Thereafter, during the term of this Agreement, the Board of Directors of the Company shall designate and nominate the individual designated by Mr. Hibbs as a director of the Company and, if elected by the stockholders of the Company, the individual designated by Mr. Hibbs shall accept such position and diligently perform the duties arising from such position. The Board of Directors of the Company will use its best efforts to cause the individual designated by Mr. Hibbs to be elected as a director after such nomination. Mr. Hibbs' right to designate a director shall expire upon the closing of the initial public offering of the Company's stock.

     2. Compensation: Salary and Other Benefits. As of December 23, 1997, the Company shall pay Mr. Hibbs the following compensation, including the following salary and fringe benefits:

     (A) Salary. In consideration of the services to be rendered by Mr. Hibbs to the Company, the Company will pay to Mr. Hibbs the monthly salary rate of $2,083.33 (Mr. Hibbs' "base rate"). Mr. Hibbs shall receive a bonus equivalent to $10,000.00 for each full month employed from the date of this Agreement to the time the Company receives $250,000 in seed capital within 30 days of the Company's receipt of such seed capital. Thereafter, Mr. Hibbs shall be paid at the monthly salary rate of $12,083.37 in conformity with customary practices for executive compensation as such practices shall be established or modified from time to time by the Compensation Committee of the Board of Directors. Salary payments shall be subject to all applicable federal and state withholding, payroll and other taxes.

     (B) Fringe Benefits. Mr. Hibbs shall be reimbursed for all reasonable business related expenses. Mr. Hibbs shall accrue four (4) weeks vacation per year. Mr. Hibbs will also be entitled to participate on the same basis with all other senior management employees of DynaGen in DynaGen's standard benefits package generally available to such senior management employees of DynaGen with respect to group health, dental, disability, 401(K) plan (to the extent such participation is allowed under the terms of the plan and applicable law) and life insurance programs.

     3. Equity Participation.

     (A) Restricted Shares. Simultaneously, with the execution of this Agreement, Mr. Hibbs and the Company shall enter into the Stock Purchase and Restriction Agreement in the form of Exhibit B hereto (the "Stock Purchase and Restriction Agreement") providing for the purchase by Mr. Hibbs of an aggregate of 360,000 shares of Common Stock of the Company at a purchase price of $.05 per share, subject to vesting as set forth therein (the "Restricted Shares").

     (B) Option Shares. As of December 23, 1997, Mr. Hibbs and the Company shall enter into the Incentive Stock Option Agreement in the form of Exhibit C hereto (the "Option Agreement") providing for the grant of an incentive stock option to Mr. Hibbs to purchase an aggregate of 60,000 shares of Common Stock of the Company at an exercise price per share to be equal to the per share fair market value of the Company's Common Stock on the date of grant as determined by the Company's Board of Directors, subject to vesting as set forth therein (the "Option Shares").

     (C) Escrow and Lock-Up of Shares. Mr. Hibbs acknowledges and agrees to be bound by the terms of any escrow and lock-up agreement in connection with the Company's initial public offering to the same extent as other stockholders of the Company.

     4. Annual Performance Review. On or about each November 1, while this Agreement may be in effect, the Compensation Committee of the Board of Directors and Mr. Hibbs shall review the performance by, and the compensation to, Mr. Hibbs for the prior year and the proposed performance by, and compensation to, Mr. Hibbs for the then forthcoming year. Any future agreements regarding salary, equity participation, fringe benefits and other material benefits and terms of this Agreement shall be subject to approval by the Compensation Committee of the Board of Directors and agreed to by Mr. Hibbs.

     5. Term. The term of this Agreement shall commence on the date first above written and shall terminate on the earlier to occur of (i) three (3) years, (ii) the death, physical incapacity or mental incompetence of Mr. Hibbs, or (iii) the occurrence of any of the circumstances described in Section 6 hereof (the "Expiration Date"). For purposes of this Agreement, physical incapacity and mental incompetence shall be defined as such terms are defined under the Company's standard disability insurance policy in effect from time to time for management employees of the Company. Such employment may be extended upon approval by the Board of Directors and Mr. Hibbs, subject to earlier termination as provided herein.

     6. Termination. Mr. Hibbs' term of employment under this Agreement may be terminated pursuant to clause (iii) of the first sentence of Section 5 as follows:

     (A) At Mr. Hibbs' Option: Mr. Hibbs may terminate his employment, with or without cause, at any time upon at least sixty (60) days' advance written notice to the Company. Upon receipt of such advance notice of termination at Mr. Hibbs' option, the Company may accelerate Mr. Hibbs' departure date at its discretion. In the event of termination at Mr. Hibbs' option, Mr. Hibbs shall be entitled to no severance or other termination benefits subsequent to Mr. Hibbs' departure date. Mr. Hibbs' termination of his employment pursuant to this Section 6(A) will not be deemed a termination at the election of the Company for reasons other than for cause.

     (B) At the election of the Company for Cause. The Company may, immediately and unilaterally, terminate Mr. Hibbs' employment hereunder "for cause" at any time during the term of this Agreement without any prior written notice to Mr. Hibbs. Termination of Mr. Hibbs' employment by the Company shall constitute a termination "for cause" under this Section 6(B) if such termination is for one or more of the following causes, as found by the Board of Directors of the Company by a resolution duly adopted by a majority of its members, excluding Mr. Hibbs and the Hibbs-designated director:

          (i) refusal to perform or discharge the duties or responsibilities assigned by the Board of Directors, provided the same are not illegal or would not result in a breach of Mr. Hibbs' fiduciary duties to the Company;

          (ii) gross negligence in the performance of his duties;

          (iii) conviction of a felony; or

          (iv) falseness of any warranty or representation by Mr. Hibbs or breach of Mr. Hibbs' obligations under this Agreement to the material detriment of the Company;

     In the event of a termination "for cause" pursuant to the provisions of clauses (i) through (iv) above, inclusive, Mr. Hibbs shall be entitled to no severance or other termination benefits except as required by law. In the event of any termination of employment, the Company shall have a right to repurchase the Restricted Shares upon the terms set forth in the Stock Purchase and Restriction Agreement. In the event of any termination of employment "for cause," no further vesting of the Option Shares shall occur from the date of termination.

     (C) At the Election of the Company for Reasons Other than for Cause. The Company may, immediately and unilaterally, terminate Mr. Hibbs' employment hereunder at any time during the term of this Agreement without cause by giving written notice to Mr. Hibbs of the Company's election to terminate. In the event the Company exercises its right to terminate Mr. Hibbs under this Section 6(C), the Company agrees to pay Mr. Hibbs a severance or termination payment of:

          (i) if termination occurs prior to six (6) months of employment, six
          (6) months' salary continuation at Mr. Hibbs' then current base rate,

          (ii) if termination occurs after six (6) months of employment, twelve
          (12) months' salary continuation at Mr. Hibbs' then current base rate,

          (iii) if termination occurs after twenty-four (24) months of employment, in addition to the twelve months' salary continuation referenced in Section 6(C)(ii), the immediate vesting of all unvested shares of stock to which Mr. Hibbs would be entitled under the Stock Purchase and Restriction Agreement, and

          (iv) the cost of Mr. Hibbs' health and dental insurance coverage for such applicable salary continuation period.

     Such severance payments shall be payable on a monthly basis for such months following Mr. Hibbs' termination and shall be subject to all applicable federal and state withholding, payroll and other taxes. In the event of any termination under this Section 6(C) prior to December 22, 1999, the next regularly scheduled quarterly installment of Restricted Shares immediately following the date on which Mr. Hibbs is notified of such termination to which Mr. Hibbs would be entitled under the Stock Purchase and Restriction Agreement shall hereby be accelerated and deemed to have vested as of the date of notice of such intent to terminate, and all remaining vesting of such Restricted Shares shall cease and all Mr. Hibbs' rights and obligations concerning the Restricted Shares shall accordingly be governed by the terms of the Stock Purchase and Restriction Agreement.

     In the event of Mr. Hibbs' death, the Company shall pay Mr. Hibbs' current base salary to Mr. Hibbs' legal representative as salary continuation payments for a period of one (1) year and for a period of one (1) year following Mr. Hibbs' death, the Company shall pay the cost of health and dental insurance coverage continuation for Mr. Hibbs' surviving spouse.

     (D) Termination Because of Change in Control. In the event of a Change in Control (as hereinafter defined) of the Company, and Mr. Hibbs is either not employed by the acquiring corporation in a comparable position at a comparable salary or Mr. Hibbs' the Company's principal place of business is relocated more than fifty (50) miles from its present location, then (i) the Company or the acquiring corporation, as the case may be, shall be obligated to pay to Mr. Hibbs a severance payment of 299% of Mr. Hibbs' salary at Mr. Hibbs' then current base rate, and (ii) the time at which all non-vested Restricted Shares vests shall be accelerated automatically to immediately prior to the time the Change of Control occurs. Such change in control severance payments shall be the exclusive severance payments or obligations owed to Mr. Hibbs under such circumstances and shall supersede any severance payments or obligation specified in Section 6(C). For purposes of this Agreement, a "Change in Control" shall have occurred if at any time any of the following events shall occur:

          (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such surviving, resulting or reorganized corporation or person immediately after such transaction is held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of directors of the Company (the "Voting Stock") immediately prior to such transaction;

          (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of the Voting Stock of the Company immediately prior to such sale or transfer;

          (iii) There is a report filed on Schedule 13D or Schedule 14D-I (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), disclosing that any "person" (as such term is used in Section 13(d)(3) or Section 14(d)(2) of the 1934 Act) has become the "beneficial owner" (as such term is used in Rule 13d-3 under the 1934 Act) of securities representing 35% or more of the Voting Stock of the Company;

          (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the 1934 Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has occurred; or

          (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a majority of the directors then still in office who were directors of the Company at the beginning of any such period;

     provided, however, that notwithstanding the foregoing provisions of this
     Section 6(D), a Change in Control shall not be deemed to have occurred for purposes of this Agreement solely because the Company, an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report) under the 1934 Act, disclosing beneficial ownership by it of shares of the Voting Stock or because the Company reports that a change in control of the Company has occurred by reason of such beneficial ownership.

     (E) Benefits if Agreement Terminated Due to Disability. In the event this Agreement shall terminate pursuant to clause (ii) of the first sentence of
     Section 5 due to the physical incapacity or mental incompetence of Mr. Hibbs, the Company shall pay Mr. Hibbs an amount equal to three (3) months salary at the then current base rate, less any amounts recovered by Mr. Hibbs under any health and disability insurance programs available through the Company. The provisions of this Section 6(E) shall survive the termination of this Agreement by reason of the physical incapacity or mental incompetence of Mr. Hibbs.

     7. Insurance. The Company may, for its own benefit, maintain "keyman" life and disability insurance policies covering Mr. Hibbs. Mr. Hibbs will cooperate with the Company and provide such information or other assistance as the Company may reasonably request in connection with the Company obtaining and maintaining such policies.

     8. Noncompetition Agreement.

     (A) Non-Competition. While employed by the Company and for a period of one year after any cessation of employment with the Company for any reason, Mr. Hibbs shall not (i) on behalf of any person, firm or corporation, or on Mr. Hibbs' own account, engage in any business activity or become interested in any business, which is competitive with any product or services being developed, marketed, planned, sold, or otherwise provided by the Company during the two (2) years immediately prior to Mr. Hibbs' termination; or
     (ii) hire, entice away or in any manner persuade or attempt to persuade any officer, employee or agent of the Company, or any of such subsidiaries and affiliates, to discontinue his, her or its relationship with the Company, such subsidiaries or affiliates. Nothing contained in this Section 8(A) shall be deemed to prohibit Mr. Hibbs from acquiring, solely as an investment, up to 4% of the shares of the capital stock of any publicly held corporation.

     (B) Enforceability. If any of the covenants contained in Section 8(A), or any part thereof, is held to be unenforceable because of the duration of such provision or scope or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or scope and/or area of such provision, and, in its reduced form, said provision shall then be enforceable. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Sections 8(A) and 8(B) upon the state and federal courts within the Commonwealth of Massachusetts.

     9. Nondisclosure and Assignment of Inventions Agreement. In connection with his employment by the Company pursuant to the terms of this Agreement, Mr. Hibbs shall execute, prior to the execution hereof by the Company, the Nondisclosure and Assignment of Inventions Agreement attached hereto as Exhibit D, the terms and conditions of which are incorporated herein by reference.

     10. Consent and Waiver by Third Parties. Mr. Hibbs hereby represents and warrants that he has obtained all waivers and/or consents from third parties which are necessary to enable him to enjoy employment with the Company on the terms and conditions set forth herein and to execute and perform this Agrement without being in conflict with any other agreement, obligation or understanding with any such third party. Mr. Hibbs represents that he is not bound by an agreement or any other existing or previous business relationship which conflicts with, or may conflict with, the performance of his obligations hereunder or prevent the full performance of his duties and obligations hereunder.

     11. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts without reference to its conflicts of laws provisions.

     12. Severability. In case any one or more of the provisions contained in this Agreement, or the other agreements executed in connection with the transactions contemplated hereby, for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other agreements, but this Agreement or such other agreements, as the case may be, shall be construed and reformed to the maximum extent permitted by law.

     13. Waivers and Modifications. This Agreement may be modified, and the rights, remedies and obligations contained in any provision hereof may be waived, only in accordance with this Section 13. No waiver by either party of any breach by the other or any provision hereof shall be deemed to be a waiver of any later or other breach thereof or as a waiver of any other provision of this Agreement. This Agreement sets forth all of the terms of the understandings between the parties with reference to the subject matter set forth herein and may not be waived, changed, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought. No modification or waiver by the Company shall be effective without the consent of at least a majority of the members of the Board of Directors (excluding Mr. Hibbs and the Hibbs-designated director) then in office at the time of such modification or waiver.

     14. Assignment. Mr. Hibbs acknowledges that the services to be rendered by him hereunder are unique and personal in nature. Accordingly, Mr. Hibbs may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

     15. Entire Agreement. This Agreement, along with the Consulting Agreement, the Stock Purchase and Restriction Agreement, the Option Agreement, and the Nondisclosure and Assignment of Inventions Agreement, attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, constitute the entire understanding of the parties relating to the subject matter hereof and supersedes and cancels all agreements, written or oral, made prior to the date hereof between Mr. Hibbs and the Company relating to employment, salary, bonus, or other compensation of any description, equity participation, pension, post-retirement benefits, severance or other remuneration.

     16. Construction. The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against any of the parties.

     17. Notices. All notices hereunder shall be in writing and shall be delivered in person or mailed by certified or registered mail, return receipt requested, addressed as follows:

If to the Company, to:     BioTrack, Inc.
                           Riverside Technology Center
                           840 Memorial Drive, 4th Floor
                           Cambridge, MA 02139
                           Attention: Chairman of the Board

                           With a copy to:
                           Mitchell S. Bloom, Esq.
                           Testa, Hurwitz & Thibeault, LLP
                           High Street Tower
                           125 High Street
                           Boston, MA 02110; and

If to Mr. Hibbs, at Mr. Hibbs' address set forth on the signature page hereto.

                           With a copy to:
                           Stephen Wald, Esq.
                           Craig and Macauley Professional Corporation
                           600 Atlantic Avenue
                           Boston, MA 02210

     18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     19. Section Headings. The descriptive section headings herein have been inserted for convenience only and shall not be deemed to define, limit, or otherwise affect the construction of any provision hereof.

     20. Attorneys Fees. In the event of any legal actions concerning the rights or responsibilities of the parties under this Agreement, the prevailing party shall be entitled to reimbursement of legal costs and expenses from the other party.





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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written as an instrument under seal.

BIOTRACK, INC.

                                                  M. Lee Hibbs
                                        ______________________________
                                        Print Name

By:  /s/   Guy *                               /s/  M. Lee Hibbs
   ____________________________         ______________________________
                                        Signature


Title:      Director                           88 Nason Hill Rd.
      _________________________         ______________________________
                                        Street Address


                                              Sterborn, MA 01770
                                        ______________________________
                                        City    State    Zip Code

                                                                       EXHIBIT A

                              CONSULTING AGREEMENT

     This Consulting Agreement, dated October 31, 1997 (the "Effective Date"), is between M. Lee Hibbs (the "Consultant") and DynaGen, Inc. ("DynaGen"), a Delaware corporation with a principal place of business at Riverside Technology Center, 840 Memorial Drive, 4th Floor, Cambridge, MA 02139.

     WHEREAS, DynaGen desires to engage the Consultant to perform business development services regarding the BioLocator technology for BioTrack, Inc. ("BioTrack"), a subsidiary of DynaGen with a principal place of business at Riverside Technology Center, 840 Memorial Drive, 4th Floor, Cambridge, MA 02139; and

     WHEREAS, the Consultant desires to engage in a consultancy relationship with the Company and would benefit from such an engagement;

     NOW, THEREFORE, in consideration of the promises and covenants contained herein, it is agreed as follows:

     1. CONSULTANT'S SERVICES. The Consultant shall act as a consultant to DynaGen commencing on October 31, 1997 until December 22, 1997. The Consultant shall provide consulting services and advice at such times and such places as BioTrack or DynaGen may reasonably request and shall include, without limitation, preparation and delivery of such reports as to the Consultant's progress in performing the services which BioTrack or DynaGen may request from time to time.

     2. COMPENSATION. In exchange for the full, prompt and satisfactory performance of such consulting services, DynaGen shall pay the Consultant a monthly rate of $2,083.33 (the Consultant's "base rate"), to be paid on a bi-weekly pro-rata basis. At the time BioTrack receives $250,000 in seed capital, the Consultant shall receive on a pro-rata basis a bonus from either BioTrack or DynaGen equivalent to $10,000.00 for each month retained under this Consulting Agreement.

     3. RESTRICTIONS ON THE DISCLOSURE OR USE OF PROPRIETARY INFORMATION. To protect and secure to BioTrack and DynaGen its competitive market position, goodwill, know-how, trade secrets, confidential information and customer relationships, which the Consultant may acquire as a result of, or in connection with, his relationship with BioTrack or DynaGen (or their predecessors, successors, or assigns), the Consultant agrees as follows:

     (A) ASSIGNMENT OF INVENTIONS. If at any time or times during the term of the Consultant's consultancy with DynaGen, the Consultant shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes (including but not limited to the Semiconductor Chip Protection
Act) or subject to analogous protection) (herein called "Developments") that (a) relates to the business of BioTrack or DynaGen or any customer of or supplier to BioTrack or DynaGen or any of the products or services being developed, manufactured or sold by BioTrack or DynaGen or which may be used in relation therewith, (b) results from tasks assigned to the Consultant by

BioTrack or DynaGen or (c) results from the Consultant's use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by BioTrack or DynaGen, such Developments and the benefits thereof are and shall immediately become the sole and absolute property of BioTrack and its assigns, as works made for hire or otherwise, and the Consultant shall promptly disclose to BioTrack (or any persons designated by it) each such Development and, as may be necessary to ensure BioTrack's ownership of such Developments, the Consultant hereby assigns any rights (including, but not limited to, any copyrights and trademarks) the Consultant may have or acquire in the Developments and benefits and/or rights resulting therefrom to BioTrack's and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to BioTrack.

     The Consultant will, during the term of this Consultant Agreement, and at any time thereafter at the request and cost (including a reasonable per diem consulting fee) of BioTrack or DynaGen and at the Consultant's convenience, promptly sign, execute, make and do all such deeds, documents, acts and things as BioTrack or DynaGen and their duly authorized agents may reasonably require:

     (i) to apply for, obtain, register and vest in the name of BioTrack alone (unless BioTrack otherwise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

     (ii) to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such letters patent, copyright, trademark or other analogous protection.

     In the event BioTrack or DynaGen is unable, after reasonable effort, to secure the Consultant's signature on any application for letters patent, copyright or trademark registration or other documents regarding any legal protection relating to a Development, whether because of the Consultant's physical or mental incapacity or for any other reason whatsoever, the Consultant hereby irrevocably designates and appoints BioTrack and its duly authorized officers and agents as its agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by the Consultant.

     (B) NONDISCLOSURE AND NON-USE OF CONFIDENTIAL INFORMATION. The Consultant shall not, either during the consultancy or at any time thereafter, for any reason whatsoever, reveal to any person or entity (both commercial and non-commercial) any of the trade secrets or confidential business information concerning BioTrack or DynaGen: including its research and development activities; product designs, prototypes and technical specifications; show-how and know-how; marketing plans and strategies; pricing and costing policies; customer and supplier lists and accounts; or nonpublic financial information of BioTrack or DynaGen so far as they have come or may come to the Consultant's knowledge, except as may be required in the ordinary course of performing the Consultant's obligations to promote and advance the business of BioTrack. This restriction shall not apply to: (i) information that is in the public domain through no fault of the Consultant; (ii) information approved for release by written authorization of BioTrack or DynaGen; or (iii) information that may be required by law or an order of any court, agency or proceeding to be disclosed. The Consultant shall keep secret all matters of such nature entrusted to him and shall not use or disclose any such information for the benefit of any third party in any manner which may injure or cause loss to BioTrack or DynaGen, whether directly or indirectly.

     4. NONCOMPETITION AGREEMENTS.

     (a) NON-COMPETITION. During the term of this Consulting Agreement and for a period of one year thereafter, the Consultant shall not (i) on behalf of any person, firm or corporation, or on the Consultant's own account, engage in any business activity or become interested in any business, which is competitive with any product or services being developed, marketed, planned, sold, or otherwise provided by BioTrack or DynaGen during the two (2) years immediately prior to the commencement of the term of this Consulting Agreement; or (ii) hire, entice away or in any manner persuade or attempt to persuade any officer, employee or agent of BioTrack or DynaGen, or any of such subsidiaries and affiliates, to discontinue his, her or its relationship with BioTrack or DynaGen, such subsidiaries or affiliates. Nothing contained in this Section 4(a) shall be deemed to prohibit the Consultant from acquiring, solely as an investment, up to 4% of the shares of capital stock of any publicly held corporation.

     (B) ENFORCEABILITY. If any of the covenants contained in Section 4(a), or any part thereof, is held to be unenforceable because of the duration of such provision or scope or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the duration and/or scope and/or area of such provision, and, in its reduced form, said provision shall then be enforceable. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Sections 4(a) and 4(b) upon the state and federal courts within the Commonwealth of Massachusetts.

     5. INDEPENDENT CONTRACTOR. It is expressly understood and agreed that during the term of this Agreement the Consultant's relationship to DynaGen will be that of an independent contractor and that neither this Agreement nor the services to be rendered hereunder shall for any purpose whatsoever or in any way or manner create any employer-employee relationship with either BioTrack or DynaGen. Accordingly, the Consultant shall have sole and exclusive responsibility for the payment of all federal, state and local income taxes, for all employment and disability insurance and for Social Security and other similar taxes with respect to any compensation or benefits provided by DynaGen hereunder. The Consultant further agrees that if DynaGen pays or becomes liable for such taxes or related civil penalties or interest as a result of the Consultant's failure to pay taxes or report same, or due to DynaGen's failure to withhold taxes, the Consultant shall indemnify and hold DynaGen harmless for any such liability. The Consultant shall assume and accept all responsibilities which are imposed on independent contractors by any statute, regulation, rule of law or otherwise. The Consultant is not authorized to bind BioTrack or DynaGen, or to incur any obligation or liability on behalf of BioTrack or DynaGen, except as expressly authorized by BioTrack or DynaGen in writing.

                                     --4 -



6. MISCELLANEOUS.

     (a) This Consulting Agreement contains, and is intended as, a complete statement of all of the terms of the arrangement between the parties with respect to its subject matter, supersedes all previous negotiations, promises, agreements and understanding with respect to those matters, and cannot be changed or terminated except by an agreement in writing signed by the parties.

     (b) The Consultant represents that his performance of all the terms of this Consulting Agreement does not and will not breach any noncompetition agreement and/or agreement to keep in confidence proprietary information, knowledge or data acquired by the Consultant in confidence or in trust prior to his retention by DynaGen, and the Consultant will not disclose to BioTrack or DynaGen or induce BioTrack or DynaGen to use any confidential or proprietary information or material belonging to any previous employer, client or others.

     (c) No provision of this Consulting Agreement shall be waived, amended, modified, superseded, canceled, terminated, renewed or extended except in a written instrument signed by the party against whom any of the foregoing actions is asserted. Any waiver shall be limited to the particular instance and for the particular purpose when and for which it is given.

     (d) The invalidity, illegality or unenforceability of any provision of this Consulting Agreement shall in no way effect the validity, legality or enforceability of any other provision of this Consulting Agreement.

     (e) This Consulting Agreement, the Services to be performed and all rights hereunder are personal to the Consultant and may not be transferred or assigned by the Consultant at any time.

     (f) This Consulting Agreement shall be construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without reference to its conflicts of laws provisions.

     (g) This Consulting Agreement may be executed in duplicate counterparts, which, when taken together, shall constitute one instrument and each of which shall be deemed to be an original instrument.



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



     The parties have executed this Consulting Agreement as an agreement under seal as of the date set forth below.

                                     DYNAGEN, INC.

                                                 /s/  Indu Muni
                                     By:___________________________________


                                     President and Chief Executive Officer
                                     ______________________________________
                                     Title

                                                 /s/  Lee Hibbs
                                     ______________________________________
                                     Lee Hibbs



Date:_____________________________

                                                                  EXHIBIT B
                STOCK PURCHASE AND RESTRICTION AGREEMENT


     AGREEMENT, made as of the 31st day of October, 1997 by and between BioTrack, Inc., a Delaware corporation (the "Company"), and M. Lee Hibbs (the "Stockholder").

     WHEREAS, the Stockholder is purchasing common stock, $.01 par value per share, of the Company (the "Common Stock") pursuant to this Agreement;

     WHEREAS, the Company desires to place certain restrictions on the disposition of the Common Stock held by the Stockholder, and the parties are willing to execute this Agreement and to be bound by the provisions hereof;

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other as follows:

     1. PURCHASE PRICE AND PAYMENT. The Company agrees to sell to the Stockholder and the Stockholder agrees to purchase from the Company 360,000 shares of Common Stock, (the "Shares"), at a price of $.05 per share (the "Original Purchase Price"). Participant's payment for the Shares shall be made by cash or by check in the aggregate amount of $18,000.00. As used in this Agreement, the term "Shares" shall also include all other securities of the Company which may be issued in exchange for or in respect of the Shares (whether by way of stock split, stock dividend, combination, reclassification, reorganization, or any other means).

     2. REPRESENTATIONS OF THE STOCKHOLDER.

          (a) The Stockholder is acquiring the Shares for his own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The Stockholder understands that the purchase of the Shares involves a high degree of risk in view of a number of considerations, including that there may never be an established market for the Shares. The Stockholder understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), nor any state securities laws and that the Shares must be held indefinitely unless they are subsequently registered under the Act and relevant state securities laws or an exemption from such registration is available. The Stockholder further acknowledges that the Company is under no obligation to register the Shares under the Act or relevant state securities laws or to insure the availability of an exemption from registration to permit resale or other disposition of the Shares.

          (b) The Stockholder has adequate net worth and means of providing for his current needs and contingencies to sustain a complete loss of his investment in the Company. The Stockholder has such knowledge and experience in financial and business matters such that he or she is capable of evaluating the merits and risks of the purchase of the Shares.

          (c) The Stockholder is fully familiar with the business, organization, financial condition and operations of the Company, and has all such information which the Stockholder deems necessary and appropriate to make the investment decision with respect to the purchase of the Shares. The Stockholder has had the opportunity to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the offering of the Shares and any additional information, documents, records and books relative to its business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of the Company. The Stockholder is familiar with this Agreement and confirms that all documents, records and books pertaining to such Stockholder's investment in the Company and requested by such Stockholder have been made available or delivered to him.

     3. REPRESENTATION OF THE COMPANY. The authorized capital stock of the Company consists of (i) 1,000,000 shares of Preferred Stock, $.01 par value per share (the "PREFERRED STOCK"), and (ii) 25,000,000 shares of Common Stock. Immediately prior to the execution of this Agreement, 5,640,000 shares of Common Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof and no shares of Preferred Stock will have been issued. The stockholders of record are as set forth in EXHIBIT A hereto. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Company's Restated Certificate of Incorporation (the "CHARTER"), a copy of which is attached as EXHIBIT B. Except as set forth in EXHIBIT A hereto and this Agreement (i) no person owns of record or is known to the Company to own beneficially any share of Common Stock and (ii) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding. Except as provided for in the Charter or as set forth in EXHIBIT A hereto and this Agreement, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof.

     4. PROHIBITED TRANSFERS.

          (a) The Stockholder shall not sell, assign, transfer, pledge, hypothecate, mortgage, encumber or dispose of all or any of his Shares except (a) Vested Shares, as defined in Section 5(a), provided that the disposition of any such shares shall be subject to any limitations imposed by this Agreement or (b) to the Company. Notwithstanding the foregoing, the Stockholder may transfer any of his Shares (i) by way of gift to any member of his family or to any trust for the benefit of any such family member or the Stockholder; provided, however, that any such transferee shall agree in writing with the Company, as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder, or (ii) by will or the laws of descent and distribution, in which event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were the Stockholder. As used herein, the word "family" shall include any spouse, lineal ancestor or descendant, brother or sister.

          (b) In addition to the foregoing, if requested by the underwriters for the initial underwritten public offering of securities of the Company, the Stockholder shall agree not to sell, assign, transfer, pledge, hypothecate, mortgage, encumber or otherwise dispose of all or any of his Shares, without the written consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering.

     5. VESTING; OPTION OF COMPANY.

          (a) If the Stockholder has continued to serve the Company or any of its subsidiaries or affiliates in the capacity of a consultant, employee, of ricer or director (such service is described herein as maintaining or being involved in a "Business Relationship" with the Company) on the following dates, the following number of Shares shall be deemed "Vested Shares" (and all other shares shall be "Non-Vested Shares"):

          On April 30, 1998             _        60,000 Shares
          On July 31, 1998              _        an additional 30,000 Shares
          On October 31, 1998           _        an additional 30,000 Shares
          On January 31, 1999           _        an additional 30,000 Shares
          On April 30, 1999             _        an additional 30,000 Shares
          On July 31, 1999              _        an additional 30,000 Shares
          On October 31, 1999           _        an additional 30,000 Shares
          On January 31, 2000           _        an additional 30,000 Shares
          On April 30, 2000             _        an additional 30,000 Shares
          On July 31, 2000              _        an additional 30,000 Shares
          On October 31, 2000           _        an additional 30,000 Shares

          (b) In the event of any termination pursuant to Section 6(C) of that certain Agreement between the Company and the Stockholder dated the date hereof, which among other provisions, provides the terms of the Stockholder's employment with the Company (the "Employment Agreement"), the next quarterly vesting pursuant to Section 5(a) of this Agreement immediately following the date on which the Stockholder is notified of such termination shall be accelerated and the number of Non-Vested Shares so scheduled to vest shall be deemed to have vested as of the date of notice of such intent to terminate, provided, however, that if the Stockholder's employment is terminated after December 22, 1999 pursuant to Section 6(C) of the Employment Agreement, then all Non-Vested Shares shall be deemed to have vested as of the date of notice of such intent to terminate.

          (c) In the event of a Change in Control (as defined in Section 6(D) of the Employment Agreement) in which the Stockholder is not employed by the acquiring Corporation in a comparable position at a comparable salary or the Company's principal place of business is relocated more than fifty (50) miles from its present location, then all Non-Vested Shares shall be deemed to have vested immediately prior to the time the Change in Control occurs.

          (d) The Company shall have the right (the "Repurchase Right") to repurchase all, or any lesser number, of the Non-Vested Shares from the Stockholder, upon the occurrence of any of the events specified in Section 4(e) below (a "Repurchase Event"). The Repurchase Right may be exercised by the Company within sixty days following the date the Company receives actual knowledge of such event (the "Repurchase Period"). The Repurchase Right shall be exercised by the Company by giving the Stockholder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the Stockholder an amount equal to $.05 per Share. The Company may assign the Repurchase Right to one or more persons. Upon timely exercise of the Repurchase Right in the manner provided in this Section 4(d), the Stockholder shall deliver to the Company the stock certificate or certificates representing the shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

          If shares are not purchased under the Repurchase Right, the Stockholder and his successor in interest, if any, will hold any such shares in his possession subject to all of the provisions of this Agreement.

          (e) The Company shall have the Repurchase Right in the event of the termination of the Stockholder's Business Relationship with the Company or any of its subsidiaries or affiliates, voluntarily or involuntarily, for any reason whatsoever.

     6. RIGHT OF FIRST OFFER.

          (a) If the Stockholder desires to transfer all or any part of the Vested Shares to any person other than the Company (an "Offeror"), the Stockholder shall: (i) obtain in writing an irrevocable and unconditional bona fide offer (the "Offer") for the purchase thereof from the Offeror; and (ii) give written notice (the "Option Notice") to the Company setting forth the Stockholder's desire to transfer such shares, which Option Notice shall be accompanied by a photocopy of the Offer and shall set forth at least the name and address of the Offeror and the price and terms of the Offer. Upon receipt of the Option Notice, the Company shall have an assignable option to purchase any or all of such Vested Shares (the "Company Vested Shares") specified in the Option Notice, such option to be exercisable by giving, within thirty days after receipt of the Option Notice, a written counter-notice to the Stockholder. If the Company elects to purchase any or all of such Company Vested Shares, it shall be obligated to purchase, and the Stockholder shall be obligated to sell to the Company, such Company Vested Shares at the price and terms indicated in the Offer within thirty days from the date of delivery by the Company of such counter-notice.

          (b) The Stockholder may, for sixty days after the expiration of the sixty day option period set forth in Section 5(d), sell to the Offeror, pursuant to the terms of the Offer, any or all of such Company Vested Shares not purchased or agreed to be purchased by the Company or its assignees of; provided, however, that the Stockholder shall not sell such Company Vested Shares to such Offeror if such Offeror is a competitor of the Company and the Company gives written notice to the Stockholder, within thirty days of its receipt of the Option Notice, stating that the Stockholder shall not sell his Company Vested Shares to such Offeror. If any or all of such Company Vested Shares are not sold pursuant to an Offer within the time permitted above, the unsold Company Vested Shares shall remain subject to the terms of this Section 6.

     7. FURTHER RESTRICTIONS. Any attempted transfer in violation of the terms of this Agreement shall be ineffective to vest any legal or beneficial interest in the Shares in any transferee and shall be null and void. Without limiting the foregoing, any purported transfer in violation hereof shall be ineffective as against the Company, and the Company shall have a continuing right and option (but not an obligation) until this Agreement terminates to purchase the Shares purported to be transferred by or for the Stockholder for a price and on terms the same as those at which such Shares could have been purchased hereunder at the time of the transfer. In addition to any other legal or equitable rights that they may have, the Company or the Stockholder may enforce their rights hereunder by specific performance to the extent permitted by law. Nevertheless, the Company may in any particular circumstances waive these restrictions on transfer.

     8. REGISTRATION OF SHARES. If the Company at any time proposes to register any of its securities under the Act for sale to the public for the account of DynaGen, Inc. (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Vested Shares for sale to the public), each such time it will give written notice to the Stockholder of its intention so to do. Upon the written request of the Stockholder, received by the Company within 15 days after the giving of any such notice by the Company to register any of the Vested Shares, the Company will use its best efforts to cause the Vested Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Stockholder (by the same method of disposition as that which DynaGen, Inc. intends to use) of the Vested Shares so registered; provided, however, that the Vested Shares eligible for such registration will be equal to the product of all such Vested Shares and a ratio, the numerator of which is the number of shares of Common Stock held by DynaGen, Inc. to be so registered by the Company and the denominator of which is the total number of shares of Common Stock held by DynaGen, Inc. In the event that any registration pursuant to this Section 8 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Vested Shares to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold therein by DynaGen, Inc.; provided, however, that such reduction in the number of Vested Shares to be included in an underwritten public offering shall be proportional to any such reduction required in the number of shares of Common Stock to be sold by DynaGen, Inc. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 8 without thereby incurring any liability to the Stockholder.

     9. LOCK-UP. The Stockholder acknowledges and agrees to be bound by the terms of any escrow and lock-up agreement in connection with the Company's initial public offering to the same extent as other stockholders of the Company.

     10. STOCK TRANSFER RECORD. The Company shall not effect or record any transfer of Shares in its stock transfer records unless such transfer is in compliance with the provisions of this Agreement. If the Stockholder desires to make a transfer, he shall furnish to the Company such evidence of compliance with this Agreement as may be reasonably required by the Board of Directors of, or counsel for, the Company.

     11. TERM. The Company's right of first offer contained in Section 6 hereof shall terminate immediately prior to the consummation of the first firm commitment underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Act.

     12. REMEDIES OF THE COMPANY.

          (a) FAILURE TO DELIVER SHARES TO THE COMPANY. If the Stockholder becomes obligated to sell any Shares to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company, may, at its option, in addition to all other remedies it may have, send to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the Stockholder, shall cancel on its books the certificate or certificates representing the Shares to be sold (and may issue, in lieu thereof, in the name of the Company a new certificate or certificates representing such Shares) and upon such cancellation all of the Stockholder's rights in and to such Shares shall terminate.

          (b) SPECIFIC ENFORCEMENT. The Stockholder expressly agrees that the Company will be irreparably damaged if this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by the Stockholder, the Company shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions hereof.

     13. LEGENDS. Each certificate evidencing any of the Shares shall bear each of the legends substantially as follows:

          "The Shares represented by this certificate are subject to restrictions on transfer and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with and subject to all the terms and conditions of a certain Stock Purchase and Restriction Agreement dated as of October 31, 1997, a copy of which the Company will furnish to the holder of this certificate upon request and without charge."

          "The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not with a view to distribution or resale and may not be offered, sold, mortgaged, pledged, hypothecated, or otherwise transferred unless and until such shares are registered under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to the Company is obtained to the effect that registration is not required under such Act."

     14. DELIVERY OF STOCK AND DOCUMENTS. Upon the closing of any purchase of Shares from the Stockholder pursuant to this Agreement, the Stockholder shall deliver to the purchaser the certificate or certificates representing the Shares being sold, duly endorsed for transfer and bearing such documentary stamps, if any, as are necessary, and such assignments, certificates of authority, tax releases, consents to transfer, instruments and evidences of title of the Stockholder and of such Stockholder's compliance with this Agreement as may be reasonably required by the purchaser or by counsel for the purchaser.

     15. GENERAL.

          (a) NOTICES. Any and all notices, requests or other communications hereunder shall be given in writing and delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid; and such notices shall be addressed: (i) if to the Company, to Indu Muni the President of the Company at its principal office; and (ii) if to the Stockholder, to the address of the Stockholder as reflected on the signature page to this Agreement, unless notice of a change of address is furnished to the Company in the manner provided in this Section 15(a). Any notice which is required to be made within a stated period of time shall be considered timely if delivered or mailed as provided above before midnight of the last day of such period.

          (b) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

          (c) Benefit and Burden; Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their legatees, distributees, estates, executors, administrators, personal representatives, successors and assigns, and other legal representatives. The Company may assign its rights under the Agreement, in whole or in part, to any person or persons designated by the Board of Directors of the Company.

          (d) Headings. The headings, subheadings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

          (e) Entire Agreement; Amendments; Conflicts. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto. To the extent any term or other provision of any other indenture, agreement or instrument by which any party hereto is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

          (f) Governing Law. This Agreement, and any claims relating to the relationship of the parties contemplated herein, whether or not arising directly under this Agreement, shall be governed by the laws of the Commonwealth of Massachusetts without reference to its conflicts of laws provisions.

          (g) Waivers. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

          (h) Continuation of Business Relationship. Nothing in this Agreement shall create an obligation on the Company to continue the Stockholder's Business Relationship with the Company.

          (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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

     IN WITNESS WHEREOF, this Stock Purchase and Restriction Agreement has been executed as of the date and year first above written.

                               COMPANY:

                               BIOTRACK, INC.

                                        /s/  Indu Muni
                               By:_____________________________________

                                  Indu Muni, President
                                  Riverside Technology Center
                                  840 Memorial Drive, 4th Floor
                                  Cambridge, MA 02139


                               STOCKHOLDER:

                                        /s/  M. Lee Hibbs
                                  _____________________________________
                                  M. Lee Hibbs


                                Address:  88 Nason Hill Road
                                          _____________________________


                                          Sterborn, MA 01770
                                          _____________________________

                                                                EXHIBIT A



                Stockholders of record of BioTrack, Inc.

                                      Number of Shares
                Name                  of Common Stock
                ----                  ----------------
                DynaGen, Inc.            5,630,000
                Anna Laura Smith            10,000
                                         ---------
                TOTAL                    5,640,000

                                                                       EXHIBIT B
                                     RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        DYNAGEN OF  MASSACHUSETTS, INC.
                             A DELAWARE CORPORATION

     DynaGen of Massachusetts, Inc., a corporation organized and existing under the laws of the State of Delaware, does hereby certify that:

     1. The name of the corporation is DynaGen of Massachusetts, Inc. (the "Corporation"). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 23, 1997.

     2. The amendment and restatement herein set forth has been duly approved by the Board of Directors of the Corporation and consented to in writing by the sole stockholder of the Corporation pursuant to Sections 141, 228 and 242 of the General Corporation Law of the State of Delaware ("Delaware Law").

     3. The restatement herein set forth has been duly adopted pursuant to
Section 245 of the Delaware Law. This Restated Certificate of Incorporation restates and integrates and amends the provisions of the Corporation's Certificate of Incorporation.

     4. The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

     "FIRST.   The name of the corporation is BioTrack, Inc. (the
"Corporation").

     SECOND.   The address of the registered office of the Corporation in the
State of Delaware is 1201 Orange Street, in the city of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD.    The nature of the business or purposes to be conducted or
promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 26,000,000 shares, consisting of 25,000,Q00 shares of Common Stock with a par value of one cent ($.01) per share (the "Common Stock") and 1,000,000 shares of Preferred Stock with a par value of one cent ($.01) per share (the "Preferred Stock").

     A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     A. PREFERRED STOCK

     The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation's Board of Directors may determine. Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Restated Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     The Board of Directors is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock: (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Restated Certificate of Incorporation or the Corporation's By-laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Restated Certificate of Incorporation.

     B. COMMON STOCK

     1. RELATIVE RIGHTS OF PREFERRED STOCK AND COMMON STOCK. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

     2. VOTING RIGHTS. Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation.

     3. DIVIDENDS. Subject to the preferential rights of the Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

     4. DISSOLUTION, LIQUIDATION OR WINDING UP. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock, shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     FIFTH. The Corporation is to have perpetual existence.

     SIXTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

     A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation.

     B. Elections of directors of the Corporation need not be by written ballot unless the By-laws of the Corporation shall so provide.

     C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH. The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that, to the extent provided by applicable law, the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH. The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

     NINTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation."

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Restated Certificate of Incorporation to be signed by its President and attested by its Secretary this 28th day of October, 1997.


                                   DYNAGEN OF MASSACHUSETTS, INC.


                                            /s/  Indu Muni
                                   By:_____________________________________
                                      Indu Muni
                                      President



ATTEST:


        /s/  Dennis Bilodeau
By:_______________________________
   Dennis Bilodeau
   Secretary

                                                                       EXHIBIT D

                                 BIOTRACK, INC.

              NONDISCLOSURE AND ASSIGNMENT OF INVENTIONS AGREEMENT

     In consideration for and as a condition of my initial employment as an employee (the "Employee") of BioTrack, Inc. (the "Company"), and in consideration of the receipt by me of shares of the Company's Common Stock, $.01 par value per share, pursuant to that certain Stock Purchase and Restriction Agreement of even date herewith, I hereby agree with the Company as follows:

     1. I will not at any time, whether during or after the termination of my employment, for any reason whatsoever, reveal to any person or entity (both commercial and non-commercial) any of the trade secrets or confidential business information concerning the Company: including its research and development activities; product designs, prototypes and technical specifications; show-how and know-how; marketing plans and strategies; pricing and costing policies; customer and supplier lists and accounts; or nonpublic financial information of the Company so far as they have come or may come to my knowledge, except as may be required in the ordinary course of performing my duties as an employee of the Company to promote and advance the business of the Company. This restriction shall not apply to: (i) information that is in the public domain through no fault of my own; (ii) information approved for release by written authorization of the Company; or (iii) information that may be required by law or an order of any court, agency or proceeding to be disclosed. I shall keep secret all matters of such nature entrusted to me and shall not use or disclose any such information for the benefit of any third party in any manner which may injure or cause loss to the Company, whether directly or indirectly.

     2. If at any time or times during the term of my employment with the Company (which term shall include my employment on a part-time or consulting basis), I shall (either alone or with others) make, conceive, create, discover, invent or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes (including but not limited to the Semiconductor Chip Protection Act) or subject to analogous protection) (herein called "Developments") that (a) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith, (b) results from tasks assigned to me by the Company or (c) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and, as may be necessary to ensure the Company's ownership of such Developments, I hereby assign any rights (including, but not limited to, any copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company.

     I will, during my employment and at any time thereafter, at the request and cost of the Company, promptly sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

     (a) to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

     (b) to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such letters patent, copyright, trademark or other analogous protection.

     In the event the Company is unable, after reasonable effort, to secure my signature on any application for letters patent, copyright or trademark registration or other documents regarding any legal protection relating to a Development, whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

     3. I hereby consent to the use of my name, picture, signature, voice, image, and/or likeness by the Company during my employment by the Company and for a reasonable time thereafter (and at all times to the extent required by law or as necessary to safeguard the Company's intellectual property rights). Further, I waive all claims I may now have or may ever have against the Company and its officers, employees, and agents arising out of the Company's use, adaptation, reproduction, modification, distribution, exhibition or other commercial exploitation of my name, picture, signature, voice, image and/or likeness, including but not limited to right of privacy, right of publicity and celebrity, use of voice, name or likeness, defamation and copyright infringement. I represent and warrant that I have not made any contract or commitment in conflict with this consent and waiver.

     4. I hereby waive any and all rights of integrity, paternity, disclosure and withdrawal in and to any copyrighted works created by me in the course of my employment with the Company, that may exist in such works under the laws of the United States or any foreign country, or under the Berne Convention for the Protection of Literary and Artistic Works.

     5. I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder.

     6. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment.

     7. I represent that the Developments identified in the pages, if any, attached hereto comprise all the unpatented and unregistered copyrightable Developments which I have made, conceived or created prior to my employment by the Company, which Developments are excluded from this Agreement. I understand that it is only necessary to list the title and purpose of such Developments but not details thereof.

     I further represent that my performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

     8. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     9. I hereby agree that each provision herein, shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

     10. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

     11. The tend "Company" shall include BioTrack, Inc. and any of its subsidiaries, subdivisions or affiliates including, without limitation, DynaGen, Inc. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

     12. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws of such state.




             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the undersigned and the Company have executed this Agreement as of this 31st day of October, 1997.


BIOTRACK, INC.                             M. LEE HIBBS


      /s/  Guy *                                   /s/  M. Lee Hibbs
By:_____________________________           ________________________________
                                           Signature

              Director
Title:__________________________